QUARTERLY REPORT
June 30, 2010

FMI
Focus Fund
(fmiox)

A NO-LOAD
MUTUAL FUND

FMI Focus Fund

Ted D. Kellner, CFA

July 1, 2010

Dear Fellow Shareholders:

In our letters to you over the past twelve months, we have often opined that while the data clearly indicated we were in the beginning stages of an economic recovery from the worst recession since The Great Depression, we felt that the pace of the recovery – particularly, given the severity of the downturn – would be much more muted than economists and market pundits believed.  In the early months of 2010, many felt that the 5.6% GDP growth in the fourth quarter of 2009 would carry into 2010, when in fact, the first quarter came in at only a 3% growth rate, and we expect close to that rate in the soon-to-be-reported second period.  The optimistic forecasts by many are now clearly being called into question, and cracks indeed appear to be surfacing with regard to the outlook for the balance of this year.  While recent data shows an increase in employment, many of those jobs are related to federal and state government growth.  The number of people filing for unemployment benefits rose for the first time, and the recently reported 4-week average for jobless claims now stands at its highest point since March.  The job market remains questionable at best, and when coupled with difficult credit conditions and a housing market that appears to be faltering after the expiration of the federal homebuyer tax credit, (surprise!?) the outlook is murky at best. These factors don’t necessarily imply a double-dip recession as many are beginning to fear, but in our opinion, the recovery will be much slower and dampened, as we indicated earlier this year.

We continue to believe that there is too much debt in the system at all levels – particularly in the public sector, at the local, state and federal levels – as well as at the consumer level.  The current federal budget deficit of $1.5 trillion is currently approximately 10% of GDP, the highest level in over 60 years. The federal government always has the option of printing money as a way out of a recession, and this has been the option of choice historically.  State and local governments, however, don’t have this weapon in their arsenals, and we are beginning to see significant tightening at those levels, particularly on the spending side of the equation.  Long term, this is a positive and we hope that the federal government will rein in its free-spending ways as well, but that remains to be seen.  The sovereign debt crisis and its repercussions currently occurring in Europe will inevitably happen in the U.S., if we don’t address our issues.  There appears to be a realization that $1 trillion of fiscal stimulus has gotten us very little, and our financial issues need to be addressed.  While the pain of pursuing a tightened fiscal policy will be difficult in the short-term and inflict some pain, the long-term outcome will clearly be positive.

Against this backdrop, the markets have increased in volatility, with over 70% of the trading days in the month of May showing swings of greater than 1% or more, and 84% of the stocks in the S&P 500 lost ground in the second quarter.  Also, in the second quarter, the Russell 2000 Index declined 9.92% versus the FMI Focus Fund decline of 9.51%.  While the aforementioned macro issues are causing investor consternation, we believe that the Fund remains well structured with strong franchises at moderate prices.  We expect the portfolio companies to remain strong and provide attractive investment returns over the next several years, even in a more tepid economic environment.

As always, we appreciate your continued support of, and investment in, the FMI Focus Fund.

Sincerely,

Ted D. Kellner, CFA
Chairman & CEO
Fiduciary Management, Inc. (Adviser)

100 E. Wisconsin Ave., Suite 2200 • Milwaukee, WI  53202 • 414-226-4555
www.fmifunds.com

Richard E. Lane
Portfolio Manager
July 1, 2010

Dear Fellow Shareholders:

The equity markets enjoyed a very strong bounce off of the spring of 2009 lows.  The FMI Focus Fund itself was up 40.16% in 2009 and was up a further 10.50% through March 31, 2010.  The recent correction eliminated the 2010 gains.  For the quarter ending June 30, 2010, the FMI Focus Fund was down 9.51%, while the Russell 2000 Index was down 9.92% and the Russell 2000 Growth Index was down 9.22%.  Year-to-date, the FMI Focus Fund yielded a return of 0.00%, while the Russell 2000 Index was down 1.95% and the Russell 2000 Growth Index was down 2.31%.

Aftershocks

This most recent market action is certainly very frustrating, yet not entirely unexpected.  Investors worldwide are extremely skittish in the aftermath of the financial meltdown two years ago.  Many question policies put in place to counteract the ensuing recession, particularly the enormous government spending and resulting budget deficits.  The BP oil spill added to the negative psychological backdrop.  Recent signs of economic

THE VALUE OF A $10,000 INVESTMENT IN THE FMI FOCUS FUND FROM
ITS INCEPTION (12/16/96) TO 6/30/10 AS COMPARED TO THE
RUSSELL 2000(1) AND THE RUSSELL 2000 GROWTH(2)

FMI Focus Fund
$67,522

Russell 2000(1)
$20,740

Russell 2000 Growth(2)
$14,384

Results From Fund Inception (12/16/96) Through 6/30/10
			Annualized Total	Annualized Total	Annualized Total Return*
	Total Return*	Total Return* For the	Return* For the 5	Return* For the 10	Through 6/30/10 From
	Last 3 Months	Year Ended 6/30/10	Years Ended 6/30/10	Years Ended 6/30/10	Fund Inception 12/16/96
FMI Focus Fund	-9.51%	29.27%	4.09%	3.49%	15.15%
Russell 2000	-9.92%	21.48%	0.37%	3.00%	5.54%
Russell 2000 Growth	-9.22%	17.96%	1.14%	-1.72%	2.72%

(1)	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index which comprises the 3,000 largest U.S. companies based on total market capitalization.
(2)	The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
*
Total return includes change in share prices and in each case includes reinvestments of any dividends, interest and capital gain distributions.  Performance data quoted represents past performance; past performance does not guarantee future results.  Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting www.fmifunds.com.  The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

slowing in China, as well as the European austerity programs which will likely act as a further economic growth retardant, have contributed to the negative psychology.  Here in the U.S., investors correctly fret over the tax hikes set to take place next year.  They worry that two important drivers of the current economic strength, inventory accumulation and expansionary fiscal policy, won’t repeat next year, particularly given the weak state of the consumer balance sheet.  All eyes will be on the midterm elections and the attendant discussion on fiscal responsibility, regulatory matters, taxes, and whether we get some relief from the business-unfriendly political environment.

Clearly we have plenty to worry about, yet, stock valuations are attractive, assuming no double dip recession.  Corporate balance sheets are very strong with record amounts of cash.  In our opinion, corporate America, unlike the federal government, has responded remarkably well to the economic downturn by right-sizing expenses to the realities of the current economic situation.  Rick Whiting’s review of portfolio company Winnebago below demonstrates this in dramatic fashion.

We conclude that more time will be required to resolve the big economic issues of budget deficits and weak consumer balance sheets.  Fiscally prudent political leadership will be required as well.  We do worry that earnings estimates may be too rosy given our modest economic outlook for the next several years.  Having said that, equities priced between 11 and 13 times earnings, depending on whose forecast, are hardly pricing in perfection particularly in a low interest rate environment.  Our assumption is that we will be in a trading range for awhile as these difficult issues get resolved and the occasional aftershock from the required economic “medicine” impacts markets.  A return to prosperity is not going to happen quickly, but we do believe the attendant volatility will create good opportunities to ply our investment philosophy and process, finding good businesses at attractive prices, i.e. well below private market value.  We are also likely to maintain a somewhat higher than normal cash position to provide ballast during these challenging times as well as to provide fire power to take advantage of the occasional periods of  panic.

Winnebago Industries, Inc. (WGO) – Rick Whiting

Those investors who have been with us for a longer period know well our penchant for investing in premier brands or franchises that have fallen out of favor for some extraneous reason.  Those franchises are most interesting when coupled with an experienced management team that has the moxy to protect the brand and the business, despite the macroeconomic cards they have been dealt, while retooling their operations to more fully profit during recovery.  Investing in these quality brands, seasoned managements, and frugal balance sheets give the investor staying power and a degree of comfort when the market landscape is characterized by volatility and economic uncertainty.  The art of such investing, however, requires discipline in the price one is willing to pay for an out-of-favor franchise and assessing the markets for signs of recovery in the sector served.

Winnebago Industries is prototypical of such a franchise.  They are one of the nation’s premier builders of class A, B and C motor homes, or Recreational Vehicles (RV’s).  Brand perception is essential for success in this industry.  Clearly, given the pricing of the product (they had an average sticker price of nearly $95,000.00 in the last quarter), the consumer needs to be assured that they are getting not just value, but a supplier with the wherewithal to be there over the life of the vehicle.  Those thoughts are not limited to the end consumer.  They are foremost in the minds of the dealer networks, and the banks that finance them, when electing a brand to stock on their retail lots.  The downturn in the RV industry has lead to the failure of marginal manufacturers, the restructuring and downsizing of others and damaged dealer and consumer perceptions of some labels.  The dust is settling across a revamped and smaller industry, and Winnebago is wonderfully positioned to gain substantial market share, particularly in the high end, higher margin class A segment.

The same dynamics that make Winnebago a manufacturer of choice to both consumers and dealers appeal to us as investors.  They have a pristine balance sheet with no debt, and while others in the industry spent the rewards of salad days on projects outside their core competency, Winnebago returned profits to shareholders by repurchasing shares.  They have reduced the number of shares outstanding by 35% over the last ten years.  Additionally, the company has brought Midwest frugality to bear in its own house.  The manufacturing footprint has been reduced, the compensation to management has been reduced, hourly wages have been restructured and SG&A has gone on a diet.  The net effect is to leave a very lean path to an attractive “E” on much lower volumes than the past peak while dividing it among a much smaller “S.”  Hence, the EPS potential could be substantial.

The question is, of course, “When?”  The RV remains a very expensive consumer discretionary item, and the Winnebago product lives on the higher end of the food chain.  Banks remain restrictive in consumer credit, dealers are carrying leaner inventories and consumers are watching the value of homes, IRA’s and savings.  There has been a nice and sustained recovery in the sale of low end product most evident in “towables.”  This is usually a necessary precursor to a sustainable recovery in the more expensive core RV sales.  Dealers have sold off distressed manufacture inventory and pared down their inventories necessitating the order of a new RV as they sell existing stock.  The reduction in inventory throughout the system has firmed and improved pricing.  The evidence is more than anecdotal as the company reported profits well in excess of Wall Street expectations during their most recent report.  While a quarter does not portend a trend, it does renew our confidence in the analysis.  The company’s restructuring of cost came home to shareholders in the form of earnings despite a still anemic level of retail sales.  Should we be correct that the substantially improved sales in less expensive RV’s (towables) is setting the stage for a continued and more substantial improvement in motor home sales the yield to shareholders via Winnebago’s earnings power may be quite rewarding.

NetApp, Inc. (NTAP) – Faraz Farzam

As of the date of this writing, we are in the process of closing out a very successful investment in technology leader, NetApp, Inc.  NetApp is a provider of enterprise storage systems and software that has consistently grown faster than its competitors over the last ten years.  When we bought this stock in size during the downturn, in our view, the company was well positioned to capitalize on some powerful themes in technology and was poised to continue its competitive share gains and drive meaningful revenue and earnings growth. This was one of those great business franchises that investors sold off indiscriminately during the 2008 bear market to valuation levels that we deemed represented an unbelievable bargain.  NetApp’s stock price has recovered in a v-shaped pattern, as Corporate America’s insatiable appetite for data storage drove demand for NetApp’s products.  Recently, the company reported extremely strong results, demonstrating NetApp’s dominant market position through material market share gains, driving the stock above $40 per share.  Although we continue to find the prospects for NetApp to be promising, the stock is now priced for perfection and the rich valuation more than reflects their bright future.

As always, we would like to thank our loyal shareholders.  We look forward to continuing to serve you.

Best regards,

Richard E. Lane, CFA
Portfolio Manager

FMI Focus Fund
STATEMENT OF NET ASSETS
June 30, 2010 (Unaudited)

Shares		Value (b)
LONG-TERM INVESTMENTS — 86.3% (a)
COMMON STOCKS — 85.0% (a)
COMMERCIAL SERVICES SECTOR — 4.1%
	Advertising/Marketing Services — 1.4%
792,900	The Interpublic Group
	of Companies, Inc.	$5,653,377
	Miscellaneous Commercial Services — 2.7%
307,230	Cardtronics, Inc.	3,981,701
298,100	Cintas Corp.	7,145,457
		11,127,158
CONSUMER DURABLES SECTOR — 1.7%
	Recreational Products — 1.7%
187,300	Brunswick Corp.	2,328,139
453,500	Winnebago Industries, Inc.	4,507,790
		6,835,929
CONSUMER NON-DURABLES SECTOR — 2.7%
	Apparel/Footwear — 2.7%
904,800	Liz Claiborne, Inc.	3,818,256
376,895	Volcom, Inc.	6,998,940
		10,817,196
CONSUMER SERVICES SECTOR — 2.7%
	Hotels/Resorts/Cruiselines — 0.8%
138,400	Royal Caribbean Cruises Ltd.	3,151,368
	Restaurants — 1.9%
368,500	Burger King Holdings Inc.	6,205,540
92,800	Red Robin Gourmet Burgers Inc.	1,592,448
		7,797,988
DISTRIBUTION SERVICES SECTOR — 4.4%
	Electronics Distributors — 3.0%
315,792	Arrow Electronics, Inc.	7,057,951
207,900	ScanSource, Inc.	5,182,947
		12,240,898
	Medical Distributors — 1.4%
194,548	Patterson Companies Inc.	5,550,454
ELECTRONIC TECHNOLOGY SECTOR — 7.6%
	Aerospace & Defense — 1.9%
468,470	Hexcel Corp.	7,265,970
	Computer Peripherals — 1.2%
227,700	Avid Technology, Inc.	2,898,621
54,300	NetApp, Inc.	2,025,933
		4,924,554
	Electronic Equipment/Instruments — 0.6%
256,345	Intermec Inc.	2,627,536
	Electronic Production Equipment — 1.7%
375,200	MKS Instruments, Inc.	7,023,744
	Semiconductors — 1.8%
288,800	Altera Corp.	7,165,128
	Telecommunications Equipment — 0.4%
136,100	Ciena Corp.	1,725,748
ENERGY MINERALS SECTOR — 1.2%
	Coal — 0.7%
155,800	Arch Coal, Inc.	3,086,398
	Oil & Gas Production — 0.5%
116,300	Petrohawk Energy Corp.	1,973,611
FINANCE SECTOR — 9.5%
	Insurance Brokers/Services — 1.1%
177,700	Arthur J. Gallagher & Co.	4,332,326
	Life/Health Insurance — 3.0%
274,500	Genworth Financial Inc.	3,587,715
183,400	Reinsurance Group of America, Inc.	8,383,214
		11,970,929
	Multi-Line Insurance — 1.8%
107,183	PartnerRe Ltd.	7,517,816
	Property/Casualty Insurance — 1.2%
414,480	Old Republic International Corp.	5,027,642
	Regional Banks — 2.4%
358,586	Associated Banc-Corp.	4,396,264
273,551	CoBiz Financial, Inc.	1,802,701
31,500	First Interstate BancSystem, Inc.	495,495
27,867	FirstMerit Corp.	477,362
181,100	Sandy Spring Bancorp, Inc.	2,537,211
		9,709,033

FMI Focus Fund
STATEMENT OF NET ASSETS (Continued)
June 30, 2010 (Unaudited)

Shares		Value (b)
LONG-TERM INVESTMENTS — 86.3% (a) (Continued)
COMMON STOCKS — 85.0% (a) (Continued)
HEALTH SERVICES SECTOR — 4.4%
	Health Industry Services — 2.7%
428,000	HealthSouth Corp.	$8,007,880
220,500	Vital Images, Inc.	2,811,375
		10,819,255
	Medical/Nursing Services — 1.7%
280,094	VCA Antech, Inc.	6,935,127
HEALTH TECHNOLOGY SECTOR — 5.1%
	Medical Specialties — 3.5%
73,700	Beckman Coulter, Inc.	4,443,373
430,300	Hologic, Inc.	5,994,079
234,100	Wright Medical Group, Inc.	3,888,401
		14,325,853
	Pharmaceuticals: Other — 1.6%
228,299	ICON PLC - SP-ADR	6,595,558
INDUSTRIAL SERVICES SECTOR — 7.0%
	Contract Drilling — 0.9%
165,700	Rowan Companies, Inc.	3,635,458
	Engineering & Construction — 0.9%
184,000	Chicago Bridge &
	Iron Co. N.V. NYS	3,461,040
	Environmental Services — 1.6%
213,100	Republic Services, Inc.	6,335,463
	Oil & Gas Pipelines — 2.0%
133,400	Kinder Morgan
	Energy Partners, L.P.	8,679,004
	Oilfield Services/Equipment — 1.6%
107,600	Dresser-Rand Group, Inc.	3,394,780
121,000	Exterran Holdings Inc.	3,123,010
		6,517,790
PROCESS INDUSTRIES SECTOR — 7.2%
	Chemicals: Major Diversified — 1.9%
304,000	Celanese Corp.	7,572,640
	Chemicals: Specialty — 2.5%
126,381	Cytec Industries Inc.	5,053,976
233,800	Rockwood Holdings Inc.	5,304,922
		10,358,898
	Containers/Packaging — 2.6%
167,500	Owens-Illinois, Inc.	4,430,375
225,162	Pactiv Corp.	6,270,762
		10,701,137
	Industrial Specialties — 0.2%
117,300	Ferro Corp.	864,501
PRODUCER MANUFACTURING SECTOR — 11.9%
	Electrical Products — 4.0%
208,200	Greatbatch, Inc.	4,644,942
741,795	Molex Inc. Cl A	11,460,733
		16,105,675
	Industrial Machinery — 4.2%
236,853	Barnes Group Inc.	3,882,021
75,306	Kadant Inc.	1,311,831
471,553	Kennametal Inc.	11,991,593
		17,185,445
	Metal Fabrication — 0.7%
81,866	Kaydon Corp.	2,690,117
	Miscellaneous Manufacturing — 1.2%
202,700	Brady Corp.	5,051,284
	Trucks/Construction/Farm Machinery — 1.8%
207,028	Columbus McKinnon Corp.	2,892,181
491,500	The Manitowoc Company, Inc.	4,492,310
		7,384,491
RETAIL TRADE SECTOR — 5.9%
	Apparel/Footwear Retail — 2.1%
145,300	Abercrombie & Fitch Co.	4,459,257
258,490	Zumiez Inc.	4,164,274
		8,623,531
	Department Stores — 1.4%
120,100	Kohl’s Corp.	5,704,750
	Specialty Stores — 2.4%
84,300	PetSmart, Inc.	2,543,331
294,900	Ulta Salon, Cosmetics
	& Fragrance, Inc.	6,977,334
		9,520,665

FMI Focus Fund
STATEMENT OF NET ASSETS (Continued)
June 30, 2010 (Unaudited)

Shares or
Principal
Amount		Value (b)
LONG-TERM INVESTMENTS — 86.3% (a) (Continued)
COMMON STOCKS — 85.0% (a) (Continued)
TECHNOLOGY SERVICES SECTOR — 6.4%
	Data Processing Services — 2.4%
77,000	Fiserv, Inc.	$3,515,820
175,900	Hewitt Associates, Inc.	6,061,514
		9,577,334
	Information Technology Services — 2.8%
99,400	Citrix Systems, Inc.	4,197,662
743,500	Sapient Corp.	7,539,090
		11,736,752
	Packaged Software — 1.2%
300,000	Parametric Technology Corp.	4,701,000
TRANSPORTATION SECTOR — 3.2%
	Air Freight/Couriers — 1.7%
178,900	Roadrunner Transportation
	Systems, Inc.	2,542,169
362,500	UTI Worldwide, Inc.	4,487,750
		7,029,919
	Trucking — 1.5%
274,100	Werner Enterprises, Inc.	6,000,049
	Total common stocks	345,637,539
MUTUAL FUNDS — 1.3% (a)
228,000	SPDR KBW
	Regional Banking ETF	5,264,520
	Total long-term investments	350,902,059
SHORT-TERM INVESTMENTS — 13.6% (a)
	Variable Rate Demand Note — 13.6%
$55,074,729	U.S. Bank, N.A., 0.00%	55,074,729
	Total investments	405,976,788
	Other assets,
	less liabilities — 0.1% (a)	456,185
	TOTAL NET ASSETS	$406,432,973

	Net Asset Value Per Share
	($0.0001 par value, 100,000,000
	shares authorized), offering
	and redemption price
	($406,432,973 ÷ 17,352,111
	shares outstanding)	$23.42

(a)	Percentages for the various classifications relate to net assets.
(b)
Each security, including the liability for securities sold short, but excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded.  Securities that are traded on the Nasdaq Markets are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price.  Securities which are traded over-the-counter are valued at the latest bid price.  Securities sold short which are listed on a national securities exchange or the Nasdaq Markets but which were not traded on the valuation date are valued at the most recent ask price.  Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors.  Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates value.

ETF – Exchange Traded Fund
L.P. – Limited Partnership
N.V. – Netherlands Antilles Limited Liability Corp.
NYS – New York Registered Shares
PLC – Public Limited Company
SP-ADR – Sponsored American Depositary Receipts

FMI Focus Fund
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin  53202
www.fmifunds.com
414-226-4555

BOARD OF DIRECTORS
BARRY K. ALLEN
ROBERT C. ARZBAECHER
PATRICK J. ENGLISH
GORDON H. GUNNLAUGSSON
TED D. KELLNER
RICHARD E. LANE
PAUL S. SHAIN

INVESTMENT ADVISER
FIDUCIARY MANAGEMENT, INC.
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin  53202

PORTFOLIO MANAGER
BROADVIEW ADVISORS, LLC
100 East Wisconsin Avenue, Suite 2250
Milwaukee, Wisconsin  53202

ADMINISTRATOR, ACCOUNTANT, TRANSFER
AGENT AND DIVIDEND DISBURSING AGENT
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202
800-811-5311 or 414-765-4124

CUSTODIAN
U.S. BANK, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
PRICEWATERHOUSECOOPERS LLP
100 East Wisconsin Avenue
Suite 1800
Milwaukee, Wisconsin  53202

LEGAL COUNSEL
FOLEY & LARDNER LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin  53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of FMI Focus Fund unless accompanied or preceded by the Fund’s current prospectus.